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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 2, 2003

                            LOEHMANN'S HOLDINGS, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                     0-28410                13-4129380
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(State or Other Jurisdiction         (Commission             (IRS Employer
      of Incorporation)               File No.)              Identification No.)


2500 Halsey Street, Bronx,  NY                                       10461
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(Address of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (718) 409-2000


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Exhibits

         99.1     Press Release dated December 2, 2003


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On December 2, 2003 Loehmann's Holdings, Inc. (the "Company") issued a press release announcing the Company's financial results for the quarter ended November 1, 2003.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2003

                            LOEHMANN'S HOLDINGS, INC.

                            By: /s/ Robert Glass
                                ------------------------------------------------
                                Name:  Robert Glass
                                Title: Chief Operating Officer, Chief Financial
                                       Officer and Secretary

                                  EXHIBIT INDEX

                 EXHIBIT NO.         DESCRIPTION
                 -----------         -----------

                 99.1                Press Release dated December 2, 2003